BALLANTYNE STRONG, INC.

NYSE American: BTN

Q1 2020 Earnings Presentation

BUSINESS AND STRATEGY OVERVIEW

STRONG

A Global Technology & Media Company



Strong Entertainment
Managed Services and Screens



Convergent
Digital Signage as a Service


STRONG
OUTDOOR

Strong Outdoor
Out-of-Home Advertising

BUSINESS AND STRATEGY OVERVIEW

- ✓ Improved financial results with strong finish to 2019; Q1 2020 impacted by COVID-19
- ✓ Transition to higher margin, recurring revenue
- ✓ Convergent – turnaround driven by DSaaS and cost reduction
- ✓ Strong Outdoor – significantly improved cost structure – transaction with Firefly (GV and NFX)
- ✓ Strong Entertainment – leading market position, ready to meet pent-up demand as environment rebounds post-COVID-19
- ✓ M&A – Remains a key strategic focus
- ✓ Changes to management team driven by succession planning and efforts to improve corporate governance

STRONG

COVID-19 – UPDATE AND ACTIONS TAKEN

- Strong Entertainment and Strong Outdoor significantly impacted
- Convergent less impacted thus far due to recurring revenue model - but there is still risk of disruptions
- Company-wide expense cuts have been taken including furloughs, headcount reductions and salary reductions
- Working closely with cinema customers to support theatre reopening plans
- In addition to operational adjustments, have taken financial actions to ensure stability – including draw down on bank revolver at MDI and tight management of working capital
- Reopened screen manufacturing facility May 11th
- Developing new offerings targeted at improving safety in retail and entertainment venues

STRONG

FINANCIAL REVIEW

CONSOLIDATED 1Q 2020 SUMMARY

(in thousands)

	Quarters Ended March 31,			
	2020	2019	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)				
Revenue	$ 13,575	$ 14,306	$ (731)	(5.1)%
Gross profit	4,253	2,645	1,608	60.8%
Gross margin %	31.3%	18.5%	12.7%	
SG&A	6,174	5,157	1,017	19.7%
Loss on disposal of assets	-	(64)	64	N/M
Loss from operations	(1,921)	(2,576)	655	25.4%
Adjusted EBITDA*	(656)	(1,429)	773	(54.1)%

- The company enjoyed significant improvements in gross margin, loss from operations and Adjusted EBITDA versus prior year
- Improvements driven primarily by strong performance at Convergent and Strong Outdoor
- Some of these improvements were muted by impact of COVID-19, which primarily affected March 2020 results at Strong Entertainment and Strong Outdoor

*See Non-GAAP reconciliation to GAAP equivalent in appendix

CONSOLIDATED 1Q 2020 TREND

(in thousands)

	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20
Ballantyne Strong (Consolidated)					
Revenue	$ 14,306	$ 14,269	$ 16,846	$ 17,129	$ 13,575
Gross Profit	2,645	3,234	5,813	6,781	4,253
Gross margin %	18.5%	22.7%	34.5%	39.6%	31.3%
SG&A	5,157	5,520	5,745	5,945	6,174
(Loss) income from operations	(2,576)	(2,323)	65	834	(1,921)
Adjusted EBITDA*	(1,429)	(1,150)	1,337	2,646	(656)

- Q1 2020 performance stronger than Q1 2019 primarily due to continued improvement at Strong Outdoor and at Convergent
- Q1 2020 results below expectations due to impact of COVID-19, which impacted Strong Entertainment and Strong Outdoor
- Operating results for Q1 2020 negatively impacted by recognition of additional allowance for bad debt to reflect uncertainty of collection of certain customer accounts

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

STRONG ENTERTAINMENT 1Q 2020 TREND

(in thousands)

	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20
Strong Entertainment					
Revenue	$ 7,601	$ 7,853	$ 7,879	$ 10,928	$ 7,315
Gross Profit	2,415	2,454	590	3,984	1,834
Gross margin %	31.8%	31.3%	7.5%	36.5%	25.1%
SG&A	1,192	1,282	1,436	1,515	2,170
Income (loss) from operations	1,159	1,173	(849)	2,466	(337)
Adjusted EBITDA*	1,471	1,450	2,444	2,655	(103)

- Q1 activity at Strong Entertainment significantly impacted by COVID-19 related disruptions
- Strong MDI closed its facility for most of March and STS experienced much lower demand for maintenance/installation services given widespread theater closures
- Strong MDI screen facility upgrades and outsourced screen finishing facility in China delayed

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

CONVERGENT 1Q 2020 TREND

(in thousands)

	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20
Convergent					
Revenue	$ 5,535	$ 5,138	$ 5,135	$ 4,532	$ 4,962
Gross Profit	1,569	1,584	2,074	1,763	1,985
Gross margin %	28.3%	30.8%	40.4%	38.9%	40.0%
SG&A	792	1,263	1,075	1,454	1,128
Income from operations	752	322	999	310	857
Adjusted EBITDA*	1,178	794	889	1,228	1,460

- Convergent's strong performance driven by transition to higher margin recurring revenue and cost reduction initiatives - comparisons in early 2019 include non-recurring installation projects

Recurring Revenue as a % of Total Revenue



35.2%
38.4%
44.4%
56.2%
61.1%
2016
2017
2018
2019
TTM Q1 2020

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

STRONG OUTDOOR 1Q 2020 TREND

(in thousands)

	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20
Strong Outdoor					
Revenue	$ 1,093	$ 1,135	$ 1,296	$ 1,722	$ 1,197
Gross Profit	(1,416)	(1,006)	585	1,075	333
Gross margin %	(129.5)%	(88.7)%	45.1 %	62.4 %	27.8 %
SG&A	595	548	809	707	708
(Loss) income from operations	(2,012)	(1,592)	(224)	368	(376)
Adjusted EBITDA*	(1,902)	(1,360)	(69)	481	(266)

- Reduced operating cost structure continues to enable better profitability
- Q1 2020 was adversely impacted by conditions in NYC related to COVID-19
- Firefly investment provides upside potential — leveraging digital advertising rollout, backed by GV and NFX

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "outlook," "plan," "potential," "project," "projection," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company's filings with the Securities and Exchange Commission under the sections titled "Risk Factors," "Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

In this presentation, we include certain supplemental financial measures, including EBITDA and Adjusted EBITDA, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"). In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income (loss), fair value adjustments, severance, foreign currency transaction gains (losses), transactional expenses, gains on insurance recoveries and other cash and non-cash charges and gains. We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the quarter ended March 31, 2020, and our earnings release for the first quarter ended March 31, 2020, under the caption "Use of Non-GAAP Measures."

APPENDIX

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(in thousands)

Quarter Ended March 31, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net (loss) income	$ (348)	579	$ (2,034)	(2,347)	$ (4,150)
Interest expense, net	35	92	23	(31)	119
Income tax expense	23	68	-	50	141
Depreciation and amortization	219	423	100	53	795
EBITDA	(71)	1,162	(1,911)	(2,275)	(3,095)
Stock-based compensation expense	-	-	-	243	243
Fair value adjustment to notes receivable	510	-	-	-	510
Equity method investment loss (income)	841	-	-	(144)	697
Loss on disposal of assets and impairment charges	63	1	-	-	64
Foreign currency transaction loss (gain)	128	15	-	-	143
Gain on Firefly transaction, net of transaction costs	-	-	9	-	9
Gain on property and casualty insurance recoveries	-	-	-	-	-
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ 1,471	$ 1,178	$ (1,902)	$ (2,176)	$ (1,429)

Quarter Ended June 30, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net (loss) income	$ 202	120	$ (1,410)	(2,330)	$ (3,418)
Interest expense, net	35	111	38	2	186
Income tax expense	288	101	-	34	423
Depreciation and amortization	220	472	100	55	847
EBITDA	745	804	(1,272)	(2,239)	(1,962)
Stock-based compensation expense	-	-	-	221	221
Fair value adjustment to notes receivable	797	-	-	-	797
Equity method investment loss (income)	47	-	-	(17)	30
Loss on disposal of assets and impairment charges	-	-	38	-	38
Foreign currency transaction loss (gain)	87	(10)	-	-	77
Gain on Firefly transaction, net of transaction costs	-	-	(126)	-	(126)
Gain on property and casualty insurance recoveries	(226)	-	-	-	(226)
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ 1,450	$ 794	$ (1,360)	$ (2,035)	$ (1,150)

Quarter Ended September 30, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net (loss) income	$ 1,265	386	$ (332)	(3,107)	$ (1,788)
Interest expense, net	35	120	106	1	262
Income tax expense	827	(96)	-	-	731
Depreciation and amortization	226	492	124	54	896
EBITDA	2,353	902	(102)	(3,052)	101
Stock-based compensation expense	-	-	-	334	334
Fair value adjustment to notes receivable	845	-	-	-	845
Equity method investment loss (income)	(287)	-	-	783	496
Loss on disposal of assets and impairment charges	3	-	-	-	3
Foreign currency transaction loss (gain)	(50)	(17)	-	-	(66)
Gain on Firefly transaction, net of transaction costs	-	-	6	-	6
Gain on property and casualty insurance recoveries	(421)	-	-	-	(421)
Severance and other	-	4	27	8	39
Adjusted EBITDA	$ 2,444	$ 889	$ (69)	$ (1,927)	$ 1,337

Quarter Ended December 31, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 959	397	$ 512	(2,616)	$ (748)
Interest expense, net	34	154	67	-	255
Income tax expense	1,011	61	-	(85)	987
Depreciation and amortization	232	604	111	51	998
EBITDA	2,236	1,216	690	(2,650)	1,492
Stock-based compensation expense	-	-	-	322	322
Fair value adjustment to notes receivable	705	-	-	-	705
Equity method investment (income) loss	178	-	-	610	788
Loss on disposal of assets and impairment charges	2	-	-	-	2
Foreign currency transaction loss (gain)	122	(11)	-	-	111
Gain on Firefly transaction, net of transaction costs	-	-	(209)	-	(209)
Gain on property and casualty insurance recoveries	(588)	-	-	-	(588)
Severance and other	-	23	-	-	23
Adjusted EBITDA	$ 2,655	$ 1,228	$ 481	$ (1,718)	$ 2,646

Quarter Ended March 31, 2020	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ (156)	616	$ (201)	(706)	$ (447)
Interest expense, net	32	144	95	1	272
Income tax expense	287	58	-	55	400
Depreciation and amortization	230	602	110	47	989
EBITDA	393	1,420	4	(603)	1,214
Stock-based compensation expense	-	-	-	273	273
Fair value adjustment to notes receivable	-	-	-	-	-
Equity method investment (income) loss	48	-	-	(1,417)	(1,369)
Loss on disposal of assets and impairment charges	-	-	-	-	-
Foreign currency transaction loss (gain)	(528)	40	-	-	(488)
Gain on Firefly transaction, net of transaction costs	-	-	(270)	-	(270)
Gain on property and casualty insurance recoveries	(16)	-	-	-	(16)
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ (103)	$ 1,460	$ (266)	$ (1,747)	$ (656)

STRONG